Exhibit (14)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-14 (the "Registration Statement") of State Street Research Capital Trust of our report dated November 8, 1996 relating to the financial statements and financial highlights of State Street Research Capital Fund (a series of State Street Research Capital Trust) for the year ended September 30, 1996, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Joint Prospectus/Proxy Statement which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Joint Prospectus/Proxy Statement, to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in the Prospectus of State Street Research Capital Fund dated February 1, 1997 which is incorporated by reference into the Joint Prospectus/Proxy Statement.


                                                  /s/ Coopers & Lybrand L.L.P.

                                                  Coopers & Lybrand L.L.P.
Boston, Massachusetts
April 4, 1997



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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-14 (the "Registration Statement") of State Street Research Capital Trust of our report dated August 9, 1996 relating to the financial statements and financial highlights of State Street Research Capital Appreciation Fund (a series of State Street Research Equity Trust) for the year ended June 30, 1996, which appear in such Statement of Additional Information, and to the incorporation by reference of such report into the Joint Prospectus/Proxy Statement which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Joint Prospectus/Proxy Statement, to the references to us under the headings "Independent Accountants" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in the Prospectus of the State Street Research Capital Appreciation Fund dated November 1, 1996, incorporated by reference into the Joint Prospectus/Proxy Statement.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
April 4, 1997